UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2024

Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	001-42276	99-1952207

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 18, 2024, Everus Construction Group, Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, which included an Information Statement, dated October 18, 2024, as Exhibit 99.1 thereto (the “Information Statement”). The Information Statement describes the expected pro rata distribution of all of the shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) by MDU Resources Group, Inc. (“MDU Resources”) to MDU Resources’ stockholders (the “Distribution”). Subject to the satisfaction or waiver of the conditions for the Distribution, which are described in the Information Statement, the Distribution is expected to occur at 11:59 p.m., Eastern time, on October 31, 2024.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Distribution, effective as of 12:01 a.m., Eastern Time, on October 27, 2024, the board of directors of the Company (the “Board”) increased its size from four to five directors and appointed David M. Sparby to fill the vacancy resulting from such increase. Upon his appointment, Mr. Sparby was also named by the Board as the sole member of the Audit Committee of the Board. It is expected that Mr. Sparby will continue to serve as a director and as a member and the chair of the Audit Committee as of the effective time of the Distribution.

Biographical and compensation information for Mr. Sparby can be found in the Information Statement under the sections entitled “Directors” and “Director Compensation,” which are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024

Everus Construction Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Chief Legal Officer and Corporate Secretary

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